Agreement with Spriaso, LLC (Details Textual) (USD $) In Millions, unless otherwise specified	1 Months Ended
Jul. 23, 2013
Percentage Of Fee To Be Received	20.00%
Description Of Terms Of Service Agreement	Under the service agreement, the Company will provide facilities and up to 10 percent of the services of certain employees to Spriaso for a period of up to 18 months.
Maximum Proceeds From Affiliates Under License Agreement	$ 10